March 25, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Provident Bank Home Equity Loan Trust 1997-3 Home Equity Loan Asset-Backed Certificates, Series 1997-3; File No. 333-18897.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1997 (the "Pooling and Servicing Agreement") among Lehman ABS Corporation, as Depositor (the "Depositor"), The Provident Bank, as Seller (the "Seller"), and as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as Trustee (the "Trustee"), is a Current Report on Form 8-K (the "Report").

          The Home Equity Loan Asset-Backed Certificates, Series 1997-3 (the "Certificates"), will consist of five Classes (each, a "Class") of senior Certificates: The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, and the Class A-5 Certificates (collectively, the "Class A Certificates") and one Class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates (The "Offered Certificates") are being offered hereby.

          The Certificates will evidence in the aggregate the entire beneficial interest in a pool (the "Mortgage Pool") of closed-end fixed and adjustable rate mortgage loans
          (the "Mortgage Loans") consisting of two groups ("Loan Group 1" and Loan Group 2", respectively, and each a "Loan Group") held by Provident Bank Home Equity Loan Trust 1997-3 (the "Trust") to be formed pursuant to the Pooling and Servicing Agreement. The Class
          A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, and Class A-4 Certificates (the "Group 1 Certificates") will represent undivided ownership interests in Loan Group 1 which consists of Mortgage Loans with fixed interest rates. The Class A-5 Certificates (the "Group 2 Certificates") will represent undivided ownership interests in Loan Group 2 which consists of Mortgage Loans with adjustable interest rates. The assets of the Trust will also include certain other property. The Mortgage Loans are secured by first and second deeds of trust or mortgages primarily on one- to four-family residential properties.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-18897). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Provident Bank Home Equity Loan Trust 1997-3 Home Equity Loan Asset-Backed Certificates, Series 1997-3.




                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  October 25, 1997


                                   THE PROVIDENT BANK
          (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, which forms Provident Bank Home Equity Loan Trust 1997-3, which will issue the Provident Bank Home Equity Loan Trust 1997-3, Home Equity Loan Asset-Backed Certificates, Series 1997-3)


                                   THE PROVIDENT BANK
                 (Exact name of Registrant as specified in its Charter)


                                          OHIO
                   (State or Other Jurisdiction of Incorporation)


              333-35275                                  31-0412725
              (Commission File Number                    (I.R.S. Employer
                                                         Identification No.)


              ONE EAST FOURTH STREET
              CINCINNATI, OHIO                           45202
              (Address of principal executive offices)   (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (513) 579-2000


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of October 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1997.


                                       SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1997.


          Date:  March 25, 1998              By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

                                                                  Sequential
          Document                                                Page Number


          Monthly Remittance Statement to the Certificateholders
          dated as of October 25, 1997.                                    4

          Monthly Remittance Statement to the Certificateholders
          dated as of November 25, 1997.                                   6


          PROVIDENT BANK HOME EQUITY LOAN TRUST SERIES 1997-3

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           41,860,000.00   41,860,000.00   265,113.33  269,899.69

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          535,013.02    0.00            0.00            41,590,100.31

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      111,875,000.00   111,875,000.00   527,323.59   1,339,944.57

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          1,867,268.16  0.00            0.00            110,535,055.43

                                         PRIOR
                         ORIGINAL        PRINCIPAL
          CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          R              0.00            0.00            0.00        0.00

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          0.00            0.00            0.00            0.00


          TOTALS
                          PRIOR
          ORIGINAL        PRINCIPAL
          FACE VALUE      BALANCE         INTEREST       PRINCIPAL
          153,735,000.00  153,735,000.00  792,436.92     1,609,844.26

                                                        CURRENT
                          REALIZED        DEFERRED       PRINCIPAL
          TOTAL           LOSSES          INTEREST       BALANCE
          2,402,281.18    0.00            0.00           152,125,155.74


          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
          A-1     743844AA0  1,000.000000 6.333333   6.4476750   12.781009

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT               NEXT
          993.552325         7.600000%             7.600000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-2     743844AB8  1,000.000000   4.713507   11.977158   16.690665

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT               NEXT
          988.022842         5.851250%             5.695000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
          R                  0.000000   0.000000       0.000000   0.000000


          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          0.000000           0.000000%      0.000000%


          SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
          SERVICER:            Provident Bank     Bankers Trust Company
          LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
          RECORD DATE:         September 30, 1997 Irvine, CA 92714
          DISTRIBUTION DATE:   October 25, 1997
          FACTOR INFORMATION:  (800) 735-7777
          Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company






          PROVIDENT BANK HOME EQUITY LOAN TRUST SERIES 1997-3

          Statement  To  Certificateholders
          DISTRIBUTIONS IN DOLLARS
                                        PRIOR
                        ORIGINAL        PRINCIPAL
          CLASS         FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          A-1           41,860,000.00   41,590,100.31   263,403.97  537,491.61

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          800,895.58    0.00            0.00            41,052,608.70

                                    PRIOR
                   ORIGINAL         PRINCIPAL
          CLASS    FACE VALUE       BALANCE          INTEREST     PRINCIPAL
          A-2      111,875,000.00   110,535,055.43   556,939.32   1,744,515.80

                                                        CURRENT
                        REALIZED        DEFERRED        PRINCIPAL
          TOTAL         LOSSES          INTEREST        BALANCE
          2,301,455.12  0.00            0.00            108,790,539.63

                                         PRIOR
                         ORIGINAL        PRINCIPAL
          CLASS          FACE VALUE      BALANCE         INTEREST    PRINCIPAL
          R              0.00            0.00            0.00        0.00

                                                          CURRENT
                          REALIZED        DEFERRED        PRINCIPAL
          TOTAL           LOSSES          INTEREST        BALANCE
          0.00            0.00            0.00            0.00


          TOTALS
                          PRIOR
          ORIGINAL        PRINCIPAL
          FACE VALUE      BALANCE         INTEREST       PRINCIPAL
          153,735,000.00  152,125,155.74  820,343.29     2,282,007.40

                                                         CURRENT
                          REALIZED        DEFERRED       PRINCIPAL
          TOTAL           LOSSES          INTEREST       BALANCE
          3,102,350.69    0.00            0.00           149,843,148.33


          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE      INTEREST   PRINCIPAL   TOTAL
          A-1     743844AA0  993.552325   6.292498   12.840220   19.132718

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT               NEXT
          980.712105         7.600000%             7.600000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE        INTEREST   PRINCIPAL   TOTAL
          A-2     743844AB8  988.022842     4.978229   15.593437   20.571666

          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT               NEXT
          972.429405         5.851250%             5.695000%

                             PRIOR
                             PRINCIPAL
          CLASS   CUSIP      BALANCE    INTEREST       PRINCIPAL  TOTAL
          R                  0.000000   0.000000       0.000000   0.000000


          CURRENT
          PRINCIPAL          PASS-THROUGH RATES
          BALANCE            CURRENT        NEXT
          0.000000           0.000000%      0.000000%


          SELLER:              Provident Bank     ADMINISTRATOR:  David Arnold
          SERVICER:            Provident Bank     Bankers Trust Company
          LEAD UNDERWRITER:    Lehman Brothers    3 Park Plaza
          RECORD DATE:         October 31, 1997   Irvine, CA 92714
          DISTRIBUTION DATE:   November 25, 1997
          FACTOR INFORMATION:  (800) 735-7777
          Page 1 of 1  COPYRIGHT 1997 Bankers Trust Company